UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2010

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
 (Exact name of registrant as specified in its charter)

Bermuda	001-32938	98-0481737
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 Richmond Road Pembroke HM 08, Bermuda	HM 08
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 278-5400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 23, 2010, Allied World Assurance Company Holdings, Ltd issued a press release announcing that its board of directors has declared a quarterly dividend of $0.20 per common share.

The press release is furnished herewith as Exhibit 99.1. The information hereunder is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not otherwise subject to the liabilities of that section and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
99.1	Press release, dated February 23, 2010, announcing the declaration of a quarterly dividend of $0.20 per common share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD

Dated: February 23, 2010

By: /s/ Wesley D. Dupont
Name: Wesley D. Dupont
Title: Executive Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release, dated February 23, 2010, announcing the declaration of a quarterly dividend of $0.20 per common share.